Exhibit 99.2

Westar Energy, Inc

2010 Fourth Quarter and Year-end Earnings

Released February 24, 2011

Bruce Burns

Director Investor Relations

785-575-8227

bruce.burns@WestarEnergy.com

NOTE:

The Notes to the Condensed Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Three Months Ended December 31,
	2010	2009	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$130,957	$128,927	$2,030	1.6
Commercial	128,170	119,817	8,353	7.0
Industrial	75,637	68,332	7,305	10.7
Other retail	(2,240)	(196)	(2,044)	(a )

Total Retail Revenues	332,524	316,880	15,644	4.9
Wholesale	78,804	86,490	(7,686)	(8.9)
Transmission	36,016	31,548	4,468	14.2
Other	9,379	5,200	4,179	80.4

Total Revenues	456,723	440,118	16,605	3.8

OPERATING EXPENSES:
Fuel and purchased power	124,568	132,242	(7,674)	(5.8)
Operating and maintenance	150,825	124,658	26,167	21.0
Depreciation and amortization	69,982	64,990	4,992	7.7
Selling, general and administrative	63,108	56,421	6,687	11.9

Total Operating Expenses	408,483	378,311	30,172	8.0

INCOME FROM OPERATIONS	48,240	61,807	(13,567)	(22.0)

OTHER INCOME (EXPENSE):
Investment income	2,676	4,143	(1,467)	(35.4)
Other income	1,577	1,501	76	5.1
Other expense	(4,611)	(5,747)	1,136	19.8

Total Other Expense	(358)	(103)	(255)	(247.6)

Interest expense	43,080	40,591	2,489	6.1

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,802	21,113	(16,311)	(77.3)
Income tax (benefit) expense	(1,748)	10,496	(12,244)	(116.7)

INCOME FROM CONTINUING OPERATIONS	6,550	10,617	(4,067)	(38.3)
Results of discontinued operations, net of tax	—	767	(767)	(100.0)

NET INCOME	6,550	11,384	(4,834)	(42.5)
Less: Net income attributable to nonontrolling interests	1,389	—	1,389	(a )

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	5,161	11,384	(6,223)	(54.7)
Preferred dividends	242	242	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$4,919	$11,142	$(6,223)	(55.9)

BASIC EARNINGS PER COMMON SHARE:
Earnings available from continuing operations	$0.04	$0.09	$(0.05)	(55.6)
Discontinued operations, net of tax	—	0.01	(0.01)	(100.0)

Earnings per common share	$0.04	$0.10	$(0.06)	(60.0)

Average equivalent common shares outstanding (in thousands)	112,348	109,960	2,388	2.2

DIVIDENDS DECLARED PER COMMON SHARE	$0.31	$0.30	$0.01	3.3

(a)	Change greater than 1000%

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Twelve Months Ended December 31,
	2010	2009	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$661,177	$576,896	$84,281	14.6
Commercial	572,062	529,847	42,215	8.0
Industrial	318,249	291,754	26,495	9.1
Other retail	(12,703)	(18,516)	5,813	31.4

Total Retail Revenues	1,538,785	1,379,981	158,804	11.5
Wholesale	334,669	308,269	26,400	8.6
Transmission	144,513	132,450	12,063	9.1
Other	38,204	37,531	673	1.8

Total Revenues	2,056,171	1,858,231	197,940	10.7

OPERATING EXPENSES:
Fuel and purchased power	583,361	534,864	48,497	9.1
Operating and maintenance	520,409	516,930	3,479	0.7
Depreciation and amortization	271,937	251,534	20,403	8.1
Selling, general and administrative	207,607	199,961	7,646	3.8

Total Operating Expenses	1,583,314	1,503,289	80,025	5.3

INCOME FROM OPERATIONS	472,857	354,942	117,915	33.2

OTHER INCOME (EXPENSE):
Investment income	7,026	12,658	(5,632)	(44.5)
Other income	5,369	7,128	(1,759)	(24.7)
Other expense	(16,655)	(17,188)	533	3.1

Total Other (Expense) Income	(4,260)	2,598	(6,858)	(264.0)

Interest expense	174,941	157,360	17,581	11.2

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	293,656	200,180	93,476	46.7
Income tax expense	85,032	58,850	26,182	44.5

INCOME FROM CONTINUING OPERATIONS	208,624	141,330	67,294	47.6
Results of discontinued operations, net of tax	—	33,745	(33,745)	(100.0)

NET INCOME	208,624	175,075	33,549	19.2
Less: Net income attributable to nonontrolling interests	4,728	—	4,728	(a )

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	203,896	175,075	28,821	16.5
Preferred dividends	970	970	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$202,926	$174,105	$28,821	16.6

BASIC EARNINGS PER COMMON SHARE:
Earnings available from continuing operations	$1.81	$1.28	$0.53	41.4
Discontinued operations, net of tax	—	0.30	(0.30)	(100.0)

Earnings per common share	$1.81	$1.58	$0.23	14.6

Average equivalent common shares outstanding (in thousands)	111,629	109,648	1,981	1.8

DIVIDENDS DECLARED PER COMMON SHARE	$1.24	$1.20	$0.04	3.3

(a)	Change greater than 1000%

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Balance Sheets

(Dollars in Thousands, except par values)

(Unaudited)

	December 31, 2010	December 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$928	$3,860
Accounts receivable, net	227,700	216,186
Inventories and supplies, net	206,867	193,831
Energy marketing contracts	13,005	33,159
Taxes receivable	16,679	45,200
Deferred tax assets	30,248	7,927
Prepaid expenses	12,413	11,830
Regulatory assets	73,480	97,220
Other	20,289	20,269

Total Current Assets	601,609	629,482

PROPERTY, PLANT AND EQUIPMENT, NET	5,964,439	5,771,740

PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	345,037	—

OTHER ASSETS:
Regulatory assets	787,585	758,538
Nuclear decommissioning trust	126,990	112,268
Energy marketing contracts	9,472	10,653
Other	244,506	242,802

Total Other Assets	1,168,553	1,124,261

TOTAL ASSETS	$8,079,638	$7,525,483

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$61	$1,345
Current maturities of long-term debt of variable interest entities	30,155	—
Short-term debt	226,700	242,760
Accounts payable	187,954	112,211
Accrued taxes	45,534	46,931
Energy marketing contracts	9,670	39,161
Accrued interest	77,771	76,955
Regulatory liabilities	28,284	39,745
Other	176,717	123,370

Total Current Liabilities	782,846	682,478

LONG-TERM LIABILITIES:
Long-term debt, net	2,490,871	2,490,734
Long-term debt of variable interest entities, net	278,162	—
Obligation under capital leases	7,514	109,300
Deferred income taxes	1,102,625	964,461
Unamortized investment tax credits	101,345	127,777
Regulatory liabilities	135,754	100,963
Deferred regulatory gain from sale-leaseback	97,541	108,532
Accrued employee benefits	483,769	433,561
Asset retirement obligations	125,999	119,519
Energy marketing contracts	10	210
Other	59,364	117,720

Total Long-Term Liabilities	4,882,954	4,572,777

COMMITMENTS AND CONTINGENCIES (See Notes 13 & 15 in Form 10-K)
TEMPORARY EQUITY	3,465	3,443

EQUITY:
Westar Energy Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding 214,363 shares	21,436	21,436
Common stock, par value $5 per share; authorized 150,000,000 shares; issued and outstanding 112,128,068 and 109,072,000 shares, respectively	560,640	545,360
Paid-in capital	1,398,580	1,339,790
Retained earnings	423,647	360,199

Total Westar Energy Shareholders’ Equity	2,404,303	2,266,785

Noncontrolling Interests	6,070	—

Total Equity	2,410,373	2,266,785

TOTAL LIABILITIES AND EQUITY	$8,079,638	$7,525,483

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Cash Flows

(Dollars in Thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2010	2009
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$208,624	$175,075
Discontinued operations, net of tax	—	(33,745)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	271,937	251,534
Amortization of nuclear fuel	25,089	16,161
Amortization of deferred regulatory gain from sale-leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	20,650	22,116
Non-cash compensation	11,373	5,133
Net changes in energy marketing assets and liabilities	(1,284)	8,972
Accrued liability to certain former officers	2,675	2,296
Net deferred income taxes and credits	120,169	46,447
Stock based compensation excess tax benefits	(641)	(448)
Allowance for equity funds used during construction	(3,104)	(5,031)
Changes in working capital items, net of acquisitions and dispositions:
Accounts receivable	(11,434)	(17,159)
Inventories and supplies	(12,266)	10,466
Prepaid expenses and other	8,475	(10,635)
Accounts payable	30,330	(15,115)
Accrued taxes	27,565	30,493
Other current liabilities	(80,660)	13,572
Changes in other assets	(42,544)	73,784
Changes in other liabilities	38,243	(89,516)

Cash flows from operating activities	607,702	478,905

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(540,076)	(555,637)
Investment in corporate-owned life insurance	(19,162)	(17,724)
Purchase of securities within trust funds	(192,350)	(64,016)
Sale of securities within trust funds	191,603	61,096
Proceeds from investment in corporate-owned life insurance	2,204	1,748
Proceeds from federal grants	3,180	—
Investment in affiliated company	(280)	(818)
Other investing activities	(1,164)	2,920

Cash flows used in investing activities	(556,045)	(572,431)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(16,060)	67,860
Proceeds from long-term debt	—	347,507
Retirements of long-term debt	(1,695)	(196,821)
Retirements of long-term debt of variable interest entities	(28,610)	—
Repayment of capital leases	(2,981)	(10,190)
Borrowings against cash surrender value of corporate-owned life insurance	74,134	10,299
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(3,430)	(3,531)
Stock based compensation excess tax benefits	641	448
Issuance of common stock, net	54,651	4,587
Distributions to shareholders of noncontrolling interests	(2,093)	—
Cash dividends paid	(129,146)	(122,937)

Cash flows (used in) from financing activities	(54,589)	97,222

CASH FLOWS USED IN INVESTING ACTIVITIES OF DISCONTINUED OPERATIONS:
Payment of settlement to former subsidiary	—	(22,750)

Cash flow used in investing activities of discontinued operations	—	(22,750)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,932)	(19,054)

CASH AND CASH EQUIVALENTS:
Beginning of period	3,860	22,914

End of period	$928	$3,860

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information.

Westar Energy, Inc.

4th Quarter 2010 vs. 2009

Earnings Variances

		Change
	($ per share)	(Dollars in thousands)
2009 earnings attributable to common stock	$0.10	$11,142
		Favorable / (Unfavorable)
Retail		15,644	A
Wholesale		(7,686)	B
Transmission		4,468
Other revenues		4,179
Fuel and purchased power		7,674	C
SPP network transmission costs		(3,614)

Gross Margin		20,665	D
Operating and maintenance w/o SPP NITS		(22,553)	E	VIE
Depreciation and amortization		(4,992)	F	VIE
Selling, general and administrative		(6,687)	G
Other (expense) income		(255)
Interest expense		(2,489)	H	VIE
Income tax expense		12,244		VIE
Discontinued operations, net of tax		(767)
Net income attributable to noncontrolling interests		(1,389)		VIE
Change in shares outstanding	0.00

2010 earnings attributable to common stock	$0.04	$4,919

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to price increases; MWh sales increased 0.6 percent (see page 7 for changes is sales by class)

B	Due primarily to decreased demand; MWh sales decreased 14 percent and average market prices increased 6 percent

C	Lower level of electricity generated and lower average unit cost of fuel and purchased power

D	Due primarily to increased retail revenues driven by increases in prices

E

Increase in maintenance and repair outages at power plants - ($9.1M); increased maintenance of electrical distribution system, primarily tree trimming - ($4.9M); increased ad valorem tax expense, which is largely offset in revenues via a property tax surcharge - ($4.7M); all of which were partially offset with reduction in lease expense as a result of consolidation of variable interest entities (VIEs) - $5.1M

F	Higher plant balances; and consolidation of VIEs - ($1.5M)

G

Increase due primarily to: higher non-executive short term incentive compensation related to performance against operational and financial targets - ($4.6M); increased expense due to adjustment to long-term incentive and share award plan - ($1.9M); increase in employee benefit costs - (2.4M); partially offset by 2009 expense related to settlement of EPA litigation - $4M

H	Primarily additional interest expense as a result of consolidation of VIEs - ($2.8M)

I	Lower taxable income; utilization of capital loss and effect of non-deductible EPA settlement expense

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information.

Westar Energy, Inc.

YTD December 2010 vs. 2009

Earnings Variances

		Change
	($ per share)	(Dollars in thousands)
2009 earnings attributable to common stock	$1.58	$174,105
		Favorable / (Unfavorable)
Retail		158,804	A
Wholesale		26,400	B
Transmission		12,063
Other revenues		673
Fuel and purchased power		(48,497)	C
SPP network transmission costs		(11,048)

Gross Margin		138,395
Operating and maintenance w/o SPP NITS		7,569	D	VIE
Depreciation and amortization		(20,403)	E	VIE
Selling, general and administrative		(7,646)	F
Other (expense) income		(6,858)	G
Interest expense		(17,581)	H	VIE
Income tax expense		(26,182)	I	VIE
Discontinued operations, net of tax		(33,745)	J
Net income attributable to noncontrolling interests		(4,728)		VIE
Change in shares outstanding	(0.03)

2010 earnings attributable to common stock	$1.81	$202,926

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Reflects 6 percent increase in retail MWh sales, which benefited from favorable weather and economic improvement in industrial sales; reflects higher prices (see page 8 for changes in sales by class)

B	Higher average market prices; MWh sales decreased 1 percent

C	Increased electricity generated and purchased and a higher average unit cost for fuel and purchased power

D

Due primarily to: higher power plant maintenance primarily at Wolf Creek and wind generation facilities - ($7.6M); higher maintenance of electrical distribution system, primarily tree trimming and line clearance - ($5.6M); decrease of lease expense as a result of consolidation of variable interest entities (VIEs) - $20.4M; and recognition of reduction to maximum liability for environmental remediation cost associated with assets divested many years ago - $5.0M

E	Higher plant balances due to addition of wind generation facilities, new generating plant, air quality controls at power plants in addition to other plant additions; consolidation of VIEs - ($6.1M)

F

Higher non-executive short term incentive compensation related to performance against operational and financial targets and adjustment to long-term incentive plan - ($12.9M); partially offset with 2009 expense related to settlement of EPA litigation - $4M

G	Due principally to recording lower gains on investments held in a trust to fund retirement benefits - ($3.6M); decrease in equity AFUDC - ($1.9M)

H	Increased interest expense as a result of consolidation of VIEs - ($12.2M) and increased interest expense on additional debt issued in 2009

I	Due principally to increased pretax income and increase in production tax credits and VIE accounting

J	Reflects tax settlement for past years related to sale of non-regulated investments

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2010 should be read in conjunction with this financial information.

Westar Energy, Inc
Supplemental Data	Revenue, Sales and Energy Supply

	Three Months Ended December 31,
	2010	2009	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$130,957	$128,927	$2,030	1.6
Commercial	128,170	119,817	8,353	7.0
Industrial	75,637	68,332	7,305	10.7
Other retail	2,985	2,907	78	2.7
Provision for rate refunds	(5,225)	(3,103)	(2,122)	(68.4)

Total Retail Revenues	332,524	316,880	15,644	4.9
Tariff-based wholesale	62,260	63,845	(1,585)	(2.5)
Market-based wholesale	16,544	22,645	(6,101)	(26.9)
Transmission	36,016	31,548	4,468	14.2
Other	9,379	5,200	4,179	80.4

Total Revenues	$456,723	$440,118	$16,605	3.8

	(Thousands of MWh)
Electricity Sales
Residential	1,394	1,460	(66)	(4.5)
Commercial	1,726	1,713	13	0.8
Industrial	1,303	1,224	79	6.5
Other retail	22	22	—	—

Total Retail	4,445	4,419	26	0.6

Tariff-based wholesale	1,346	1,511	(165)	(10.9)
Market-based wholesale	563	699	(136)	(19.5)

Total wholesale	1,909	2,210	(301)	(13.6)

Total Electricity Sales	6,354	6,629	(275)	(4.1)

	(Dollars per MWh)
Total retail	$74.81	$71.71	$3.10	4.3
Tariff-based wholesale	$46.26	$42.25	$4.01	9.5
Market-based wholesale	$29.39	$32.40	$(3.01)	(9.3)

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$103,614	$116,186	$(12,572)	(10.8)
Purchased power	19,694	19,029	665	3.5

Subtotal	123,308	135,215	(11,907)	(8.8)
Emissions allowances, VIE and miscellaneous	297	(701)	998	142.4
Fuel expense recovery (RECA)	963	(2,272)	3,235	142.4

Total fuel and purchased power expense	$124,568	$132,242	$(7,674)	(5.8)

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	240	301	(61)	(20.3)
Coal	4,800	5,509	(709)	(12.9)
Nuclear	966	632	334	52.8
Wind	117	105	12	11.4

Subtotal electricity generated	6,123	6,547	(424)	(6.5)
Purchased	616	491	125	25.5

Total Electricity Supply	6,739	7,038	(299)	(4.2)

	(Dollars per MWh)
Average cost of fuel used for generation	$16.92	$17.75	$(0.83)	(4.7)
Average cost of purchased power	$31.97	$38.76	$(6.79)	(17.5)
Average cost of fuel and purchased power	$18.30	$19.21	$(0.91)	(4.7)

Degree Days

	2010	2009 / 20 yr Avg	Change	% Change
Cooling
Actual compared to last year	27	3	24	800.0
Actual compared to 20 year average	27	34	(7)	(20.6)
Heating
Actual compared to last year	1,714	2,026	(312)	(15.4)
Actual compared to 20 year average	1,714	1,889	(175)	(9.3)

Westar Energy, Inc
Supplemental Data	Revenue, Sales and Energy Supply

	Twelve Months Ended December 31,
	2010	2009	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$661,177	$576,896	$84,281	14.6
Commercial	572,062	529,847	42,215	8.0
Industrial	318,249	291,754	26,495	9.1
Other retail	11,961	11,521	440	3.8
Provision for rate refunds	(24,664)	(30,037)	5,373	17.9

Total Retail Revenues	1,538,785	1,379,981	158,804	11.5
Tariff-based wholesale	246,195	232,003	14,192	6.1
Market-based wholesale	88,474	76,266	12,208	16.0
Transmission	144,513	132,450	12,063	9.1
Other	38,204	37,531	673	1.8

Total Revenues	$2,056,171	$1,858,231	$197,940	10.7

	(Thousands of MWh)
Electricity Sales
Residential	6,957	6,404	553	8.6
Commercial	7,519	7,235	284	3.9
Industrial	5,468	5,145	323	6.3
Other retail	89	88	1	1.1

Total Retail	20,033	18,872	1,161	6.2

Tariff-based wholesale	6,074	6,131	(57)	(0.9)
Market-based wholesale	2,638	2,657	(19)	(0.7)

Total wholesale	8,712	8,788	(76)	(0.9)

Total Electricity Sales	28,745	27,660	1,085	3.9

	(Dollars per MWh)
Total retail	$76.81	$73.12	$3.69	5.0
Tariff-based wholesale	$40.53	$37.84	$2.69	7.1
Market-based wholesale	$33.54	$28.70	$4.84	16.9

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$513,710	$470,885	$42,825	9.1
Purchased power	79,492	60,874	18,618	30.6

Subtotal	593,202	531,759	61,443	11.6
Emissions allowances, VIE and miscellaneous	712	(6,281)	6,993	111.3
Fuel expense recovery (RECA)	(10,553)	9,386	(19,939)	(212.4)

Total fuel and purchased power expense	$583,361	$534,864	$48,497	9.1

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	1,922	1,878	44	2.3
Coal	21,440	21,210	230	1.1
Nuclear	4,491	4,121	370	9.0
Wind	453	288	165	57.3

Subtotal electricity generated	28,306	27,497	809	2.9
Purchased	2,194	1,709	485	28.4

Total Electricity Supply	30,500	29,206	1,294	4.4

	(Dollars per MWh)
Average cost of fuel used for generation	$18.15	$17.12	$1.03	6.0
Average cost of purchased power	$36.23	$35.62	$0.61	1.7
Average cost of fuel and purchased power	$19.45	$18.21	$1.24	6.8

Degree Days

	2010	2009 / 20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,974	1,344	630	46.9
Actual compared to 20 year average	1,974	1,579	395	25.0
Heating
Actual compared to last year	4,713	4,776	(63)	(1.3)
Actual compared to 20 year average	4,713	4,825	(112)	(2.3)

Westar Energy, Inc.

Capitalization

	December 31, 2010		December 31, 2009
	(Dollars in Thousands)
Current maturities of long-term debt	$61		$1,345
Current maturities of long-term debt of VIEs	30,155		—
Long-term debt, net	2,490,871		2,490,734
Long-term debt of variable interest entities, net	278,162		—

Total debt	2,799,249	53.7%	2,492,079	52.4%
Preferred	21,436	0.4%	21,436	0.4%
Common equity	2,382,867	45.8%	2,245,349	47.2%
Noncontrolling interests	6,070	0.1%	—	0.0%

Total capitalization	$5,209,622	100.0%	$4,758,864	100.0%

GAAP Book value per share	$21.25		$20.59
Period end shares outstanding (in thousands)	112,128		109,072

Outstanding long-term debt table

	CUSIP	December 31, 2010	December 31, 2009
		(Dollars in Thousands)
Westar Energy:
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000	$250,000
5.15% Series due January 2017	95709TAB6	125,000	125,000
5.95% Series due January 2035	95709TAC4	125,000	125,000
5.10% Series due July 2020	95709TAD2	250,000	250,000
5.875% Series due July 2036	95709TAE0	150,000	150,000
6.10% Series due May 2047	95709T704	150,000	150,000
8.625% Series due December 2018	95709TAG5	300,000	300,000

		1,350,000	1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500	30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000	45,000
5.0% Series due February 2033 (Wamego)	933623BQ2	57,530	57,760

		133,030	133,260
Other long-term debt:
4.36% Equipment financing loan due 2011		61	1,406

		61	1,406

Total Westar Energy		1,483,091	1,484,666

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000	175,000
6.15% Series due May 2023	485260B@1	50,000	50,000
6.64%Series due May 2038	485260B#9	100,000	100,000
6.70%Series due June 2019	U24448AB5	300,000	300,000

		625,000	625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2	108,600	108,600
5.3% Series due June 2031	933623BR0	18,900	18,900
4.85% Series due June 2031	121825CB7	50,000	50,000
5.10% Series due March 2023	502828AH9	13,343	13,463
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940	21,940
Variable rate series due April 2032 (St Marys)	792609AE9	14,500	14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000	10,000
5.6% Series due June 2031	121825CD3	50,000	50,000
6.0% Series due June 2031	121825CE1	50,000	50,000
5.0% Series due June 2031	121825CF8	50,000	50,000

		387,283	387,403

Total KGE		1,012,283	1,012,403

Total long-term debt		2,495,374	2,497,069

Unamortized debt discount		(4,442)	(4,990)
Long-term debt due within one year		(61)	(1,345)

Total long-term debt, net		$2,490,871	$2,490,734

Westar Energy, Inc.

GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in fuel and purchased power costs, and accordingly changes to these costs have a minimal impact on net income. For this reason, Westar management believes that gross margin is a useful measure for understanding changes in operating performance from one period to the next. Gross margin is calculated as total revenues less the sum of fuel and purchased power costs and SPP network transmission costs. SPP network transmission costs are included as a component of gross margin because these costs reflect the costs of providing network transmission service, and a significant component of transmission revenue is recognized when providing this service.

Operating and maintenance expense includes SPP network transmission costs (SPP NITS). The SPP network transmission costs are included in gross margin for the reasons shown above, and are therefore excluded from operating and maintenance expense w/o SPP NITS used to reconcile earnings from the comparable prior year period to the earnings for the current period. Westar management believes this measurement is useful for understanding changes in operating performance from one period to the next. Operating and maintenance expense w/o SPP NITS is calculated by subtracting the SPP network transmission costs from operating and maintenance expense.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and twelve months ended December 31, 2010 and 2009 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2010	2009	Change	2010	2009	Change
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Residential	$130,957	$128,927	$2,030	$661,177	$576,896	$84,281
Commercial	128,170	119,817	8,353	572,062	529,847	42,215
Industrial	75,637	68,332	7,305	318,249	291,754	26,495
Other retail	(2,240)	(196)	(2,044)	(12,703)	(18,516)	5,813

Total Retail Revenues	332,524	316,880	15,644	1,538,785	1,379,981	158,804
Wholesale	78,804	86,490	(7,686)	334,669	308,269	26,400
Transmission	36,016	31,548	4,468	144,513	132,450	12,063
Other	9,379	5,200	4,179	38,204	37,531	673

Total Revenues	456,723	440,118	16,605	2,056,171	1,858,231	197,940
Less: Fuel and purchased power expense	124,568	132,242	(7,674)	583,361	534,864	48,497
SPP network transmission costs	29,703	26,089	3,614	116,449	105,401	11,048

Gross Margin	$302,452	$281,787	$20,665	$1,356,361	$1,217,966	$138,395

Gross margin	$302,452	$281,787	$20,665	$1,356,361	$1,217,966	$138,395
Add: SPP network transmission costs	29,703	26,089	3,614	116,449	105,401	11,048
Less: Operating and maintenance expense	150,825	124,658	26,167	520,409	516,930	3,479
Depreciation and amortization expense	69,982	64,990	4,992	271,937	251,534	20,403
Selling, general and administrative expense	63,108	56,421	6,687	207,607	199,961	7,646

Income from operations	$48,240	$61,807	$(13,567)	$472,857	$354,942	$117,915

Operating and maintenance expense	$150,825	$124,658	$26,167	$520,409	$516,930	$3,479
Less: SPP Network transmission costs	29,703	26,089	3,614	116,449	105,401	11,048

Operating and maintenance expense w/o SPP NITS	$121,122	$98,569	$22,553	$403,960	$411,529	$(7,569)

Westar Energy, Inc.

Capital Expenditure Forecast

2011 – 2013

	Actual	Forecast
	2010	2011	2012	2013	2011 - 2013
Generation replacements and other	$83,409	$130,400	$146,400	$150,600	$427,399
Westar Environmental	107,726	181,100	200,100	154,300	535,500
La Cygne Environmental	3,945	63,000	171,000	195,100	429,100
Nuclear Fuel	35,267	25,100	30,100	41,700	96,900
Transmission (a)	197,316	192,700	161,300	164,100	518,100
Distribution					—
New customer, replacements and other	78,658	95,900	102,200	106,400	304,500
Smart grid (b)	10,295	13,600			13,600
Other	23,460	19,800	15,000	11,000	45,800

Total	$540,076	$721,600	$826,100	$823,200	$2,370,900

(a) In 2011, 2012 and 2013, Westar plans to incur additional expenditures related to the Prairie Wind Transmission joint venture

		$2,700	$22,500	$13,800	$39,000

(b) net of DOE matching grant